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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 July 3, 2001
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------


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Item 5. Other Events

          On July 3, 2001, Bethlehem Steel Corporation issued a press release concerning amendments to certain of its financing arrangements and its estimated liquidity at June 30, 2001. The press release is attached as an Exhibit to this Form 8-K.


Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.    Exhibit


4(a) Amendment No. 4 and Waiver dated as of June 28, 2001 to the Inventory Credit Agreement dated as of September 12, 1995 among Bethlehem Steel Corporation, the Lenders party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent and Structuring and Collateral Agent.

4(b) Amendment No. 4 and Waiver dated as of June 28, 2001 to the Receivables Purchase Agreement dated as of September 12, 1995 among Bethlehem Steel Funding, LLC, Bethlehem Steel Corporation, as Servicer, Bethlehem Steel Credit Affiliate One, Inc., Bethlehem Steel Credit Affiliate Two, Inc., Morgan Guaranty Trust Company of New York, as Administrative, Structuring and Collateral Agent, and the financial institutions party thereto, as buyers.

99             Press release of Bethlehem Steel Corporation dated July 3, 2001.




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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           BETHLEHEM STEEL CORPORATION
                                 (Registrant)

                           by:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller
				        (principal accounting officer)



Date:  July 3, 2001

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                               INDEX TO EXHIBITS



Exhibit No.    Exhibit

4(a) Amendment No. 4 and Waiver dated as of June 28, 2001 to the Inventory Credit Agreement dated as of September 12, 1995 among Bethlehem Steel Corporation, the Lenders party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent and Structuring and Collateral Agent.

4(b) Amendment No. 4 and Waiver dated as of June 28, 2001 to the Receivables Purchase Agreement dated as of September 12, 1995 among Bethlehem Steel Funding, LLC, Bethlehem Steel Corporation, as Servicer, Bethlehem Steel Credit Affiliate One, Inc., Bethlehem Steel Credit Affiliate Two, Inc., Morgan Guaranty Trust Company of New York, as Administrative, Structuring and Collateral Agent, and the financial institutions party thereto, as buyers.

99             Press release of Bethlehem Steel Corporation dated July 3, 2001.